UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2026
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)

1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 10, 2026, the Board of Directors of Sleep Number Corporation appointed Kelly F. Baker as the Company’s Controller and Principal Accounting Officer, effective March 11, 2026. Baker has served as the Company’s Controller and Interim Principal Accounting Officer since July 21, 2025. In connection with this appointment, Ms. Baker will cease serving in an interim capacity.

Prior to July 21, 2025, Baker, 41, had served as the Company’s Controller since February 2025. Immediately prior to joining the Company, Baker was the Controller at Miromatrix Medical, Inc., an organ bioengineering company and subsidiary of United Therapeutics Corporation, from December 2021 to January 2025. Baker also held various finance positions of increasing responsibility at Donaldson Company, Inc., a global leader in technology-led filtration products and solutions, from February 2020 to December 2021, at The Tile Shop, purveyor of high-quality floor and wall tile options, from May 2014 to December 2019, and Virtual Radiologic Corporation, a national radiology practice, from September 2007 to May 2014. Baker started her career in public accounting at PricewaterhouseCoopers, LLP. She received a bachelor’s degree in accounting and management from the College of Saint Benedict and a Master of Business Administration from the University of Minnesota, Carlson School of Management. Baker is also a Certified Public Accountant.

There are no arrangements or understandings between Ms. Baker and any other persons pursuant to which she was selected as Principal Accounting Officer, and there are no related party transactions requiring disclosure under Item 404(a) of Regulation S‑K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: March 12, 2026	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President, Chief Legal and Risk Officer